                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                          SECOND AMENDMENT AND CONSENT
                          ----------------------------

                  SECOND AMENDMENT AND CONSENT, dated as of November 15, 2004
(this "Amendment"), with respect to the Amended and Restated Credit Agreement, dated as of May 28, 1998, as amended and restated as of January 16, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein), among Panavision
Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the
"Lenders") and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the
Credit Agreement be amended in the manner provided for in this Amendment;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                              SECTION I AMENDMENT

         1.1. Amendment to Section 7.6. Section 7.6 of the Credit Agreement is
hereby amended by (a) inserting the words ", make any exchange for" after the phrase "account of" set forth in the third line thereof, (b) deleting the term
"and" set forth at the end of clause (iii) thereof and substituting in lieu thereof a "," and (c) inserting the following at the end thereof:

                  "and (v) Restricted Payments may be made by exchanging Capital
         Stock of the Borrower for common stock of the Borrower or perpetual preferred stock of the Borrower; provided, that (x) any such perpetual preferred stock shall be issued on substantially similar terms as previous issues of perpetual preferred stock of the Borrower and shall, in any event, provide for no mandatory redemption (except for a mandatory redemption that only becomes operative after the Borrower has complied with any applicable provisions of this Agreement) and (y) for the avoidance of doubt, no cash dividends shall be payable by the
         Borrower in respect of any common stock or perpetual preferred stock of the Borrower so acquired."

                               SECTION II CONSENT

         2.1. Consent under Section 5.6 of the Guarantee and Collateral
Agreement. Pursuant to Section 5.6 of the Guarantee and Collateral Agreement,
the Required Lenders hereby consent to the name change to occur on November 15,
2004 in which "DHD Holdings Inc.", a Delaware corporation, shall change its name to "Panavision GP Inc.", a Delaware corporation.

                           SECTION III MISCELLANEOUS

         3.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first set forth above upon the Administrative
Agent receiving counterparts of this Amendment duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders

         3.2. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a)
this Amendment constitutes the legal, valid and binding obligation of the
Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

         3.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this
Amendment signed by all the parties shall be lodged with the Borrower and the
Administrative Agent. The execution and delivery of the Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof)
and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         3.4. Continuing Effect; No Other Amendments. Except to the extent the
Credit Agreement is expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document.

         3.5. Payment of Expenses. The Borrower agrees to pay and reimburse the
Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

         3.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                         PANAVISION INC.

                                         By:     /s/ Bobby G. Jenkins
                                             ------------------------
                                          Name:  Bobby G. Jenkins
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                         JPMORGAN CHASE BANK, as
                                           Administrative Agent and as a Lender

                                         By:      /s/ Neil R. Boylan
                                             -----------------------
                                           Name:  Neil R. Boylan
                                           Title: Managing Director

                                         GENERAL ELECTRIC CAPITAL CORP

                                         By:    /s/ Susan Timmerman
                                            -----------------------
                                          Name: Susan Timmerman
                                          Title: Duly Authorized Signatory

                                         Canpartners Investments IV, LLC
                                         Canyon Captial CLO 2004-1, LTD.
                                         Canyon Capital CDO 2002-1, LTD.
                                         -------------------------------
                                         Name of Lender

                                         By:    /s/ Joshua S. Friedman
                                            ------------------------------------
                                          Name: Joshua S. Friedman
                                          Title: Managing Director

                                          By:
                                             -------------------------------
                                          Name:
                                          Title:

                                         CSAM Funding III
                                         -----------------
                                         Name of Lender

                                         By:     /s/ Thomas Flannery
                                            ------------------------------------
                                          Name:  Thomas Flannery
                                          Title: Authorized Signatory

                                         By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                         CSAM Funding II
                                         ---------------
                                         Name of Lender

                                         By:     /s/ Thomas Flannery
                                            -----------------------------------
                                          Name:  Thomas Flannery
                                          Title: Authorized Signatory

                                         By:
                                            -----------------------------------
                                          Name:
                                          Title:

                                         CSAM Funding I
                                         --------------
                                         Name of Lender

                                         By:     /s/ Thomas Flannery
                                            ------------------------------------
                                          Name:  Thomas Flannery
                                          Title: Authorized Signatory

                                         By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                         First Dominion Funding III
                                         --------------------------
                                         Name of Lender

                                         By:     /s/ Thomas Flannery
                                            ------------------------------------
                                          Name:  Thomas Flannery
                                          Title: Authorized Signatory

                                         By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                         First Dominion Funding II
                                         -------------------------
                                         Name of Lender

                                         By:     /s/ Thomas Flannery
                                            ------------------------------------
                                          Name:  Thomas Flannery
                                          Title: Authorized Signatory

                                         By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                         First Dominion Funding I
                                         ------------------------
                                         Name of Lender

                                         By:     /s/ Thomas Flannery
                                            ------------------------------------
                                          Name:  Thomas Flannery
                                          Title: Authorized Signatory

                                         By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                         US Bank National Association
                                         ----------------------------
                                         Name of Lender

                                         By:     /s/ Daniel J. Falstad
                                            ------------------------------------
                                          Name:  Daniel J. Falstad
                                          Title: Vice President

                                         By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                       NATEXIS BANQUES POPULAIRES

                                       By:     /s/ Frank H. Madden, Jr.
                                          --------------------------------------
                                        Name:  Frank H. Madden, Jr.
                                        Title: Vice President and Group Manager

                                       By:     /s/ Jordan H. Levy
                                          --------------------------------------
                                        Name:  Jordan H. Levy
                                        Title: Assistant Vice President

                  THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE
FOREGOING AMENDMENT AS OF THE DATE HEREOF.

                                      PANAPAGE ONE LLC

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President,
                                              General Counsel and Secretary

                                      PANAPAGE TWO LLC

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President,
                                              General Counsel and Secretary

                                      PANAPAGE CO. LLC

                                      By: /s/ Eric W. Golden
                                          ------------------
                                         Name:  Eric W. Golden
                                         Title: Executive Vice President,
                                                General Counsel and Secretary

                                      PANAVISION INTERNATIONAL, L.P.
                                      By:  Panavision Inc., its General Partner

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                      PANAVISION U.K. HOLDINGS, INC.

                                      By: /s/ Eric W. Golden
                                          ------------------
                                         Name:  Eric W. Golden
                                         Title: Executive Vice President,
                                                General Counsel and Secretary

                                      PANAVISION REMOTE SYSTEMS, LLC

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                      LPPI, LLC

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                      PANAVISION FEDERAL SYSTEMS, LLC

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                      DHD VENTURES, L.P.

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                      DHD HOLDINGS INC.

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

                                      PANY RENTAL INC.

                                      By: /s/ Eric W. Golden
                                          ------------------
                                       Name:  Eric W. Golden
                                       Title: Executive Vice President, General
                                              Counsel and Secretary